UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 23, 2015
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7108 North Fresno Street, Suite 380
Fresno, CA    93720
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On November 23, 2015, S&W Seed Company (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with MFP Partners, L.P. ("MFP"), an accredited investor and existing stockholder, pursuant to which the Company agreed to issue and sell to MFP an aggregate of 1,180,722 shares of the Company's common stock (the "Shares"), at a price per share of $4.15, for gross proceeds of $4,899,996.30. The transaction, which arose through the substantive pre-existing relationship (and direct contact) of the Company with MFP and without engagement of a placement agent, closed on November 24, 2015. The Company intends to use the net proceeds from the Private Placement primarily to partially redeem its outstanding 8% Senior Secured Convertible Debentures issued in December 2014, as well as for general corporate purposes.

The Purchase Agreement includes customary representations, warranties and covenants by the parties and termination provisions, as well as certain pro rata participation rights up to a capped beneficial ownership limit of 19.9% in the event the Company consummates certain future financing transactions during the next two years. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company's periodic reports and other filings with the SEC.

In conjunction with the sale of the Shares, the parties entered into a registration rights agreement ("Registration Rights Agreement") dated November 23, 2015, which requires the Company to file a registration statement with the SEC within 30 days of closing. Failure to do so or to meet various other deadlines set forth in the Registration Rights Agreement will give rise to partial liquidated damages in the amount of 1% per month up to a maximum of 4% so long as the event giving rise to the damages remains uncured, all as set forth in the Registration Rights Agreement.

Alexander C. Matina, a member of the Company's Board of Directors, is Vice President, Investments of MFP. Mr. Matina abstained from voting on the approval of the transaction with MFP. The price of $4.15, which was agreed upon by the parties as a result of third party arms-length negotiations, was arrived at by consideration of various factors including: the trading price of the Company's stock over the past year as well as current trading prices, the resulting discount percentage based on current trading prices, the fact that the financing could be conducted without paying commissions and other fees to investment bankers, as well as other factors as the Financing Committee appointed by the Board of Directors for this purpose and the full Board deemed relevant. Based on the closing price of the Company's common stock on November 23, 2015, the purchase price represents a discount to market of 3.5%.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities

Pursuant to the transaction described in Item 1.01 of this Current Report on Form 8-K which description is incorporated by reference into this Item 3.02 in its entirety, on November 24, 2015, the Company sold the Shares to MFP, an accredited investor, as that term is defined in the Securities Act of 1933, as amended (the "Securities Act") and in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. MFP represented that it was acquiring the Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and applicable state securities laws. However, the purchaser of the Shares was granted certain rights to have these Shares registered for resale as set forth above in Item 1.01.

Item 7.01.    Regulation FD Disclosure

The November 24, 2015 press release also announced the Company's intention to file with the SEC a registration statement under the Securities Act in order to effect a rights offering to be made to its holders of common stock, and other security holders having rights to participate, as of the as-yet undetermined record date. The Company currently plans to raise up to approximately $10.4 million through the distribution of subscription rights and the exercise thereof, which full rights will entitle the security holders to purchase shares of common stock at $4.15 per share. The Company currently plans to fix a record date in early 2016 following completion of the review process by the Commission staff, to distribute subscription rights to holders of common stock and other security holders having rights to participate as of the record date and to consummate the rights offering in the first quarter of 2016. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or a solicitation of an offer to buy any shares of Common Stock or any other securities of the Company.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Securities Purchase Agreement between the Company and MFP Partners, L.P., dated November 23, 2015
10.2	Registration Rights Agreement between the Company and MFP Partners, L.P., dated November 23, 2015
99.1	Press Release of S&W Seed Company dated November 24, 2015*

_________

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: November 24, 2015

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EXHIBIT INDEX

Exhibit	Description
10.1	Securities Purchase Agreement between the Company and MFP Partners, L.P., dated November 23, 2015
10.2	Registration Rights Agreement between the Company and MFP Partners, L.P., dated November 23, 2015
99.1	Press Release of S&W Seed Company dated November 24, 2015*

_________

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.